UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2005

Martek Biosciences Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22354	52-1399362
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6480 Dobbin Road, Columbia, Maryland		21045
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-740-0081

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2005, Martek Biosciences Corporation ("Martek") entered into an Amended and Restated Loan and Security Agreement (the "Amended and Restated Credit Agreement"), as Borrower, with Manufacturers and Traders Trust Company ("M&T"), as Administrative Agent (the "Administrative Agent") and as Sole Book Runner, Bank of America, N.A., as Syndication Agent, SunTrust Bank, as Documentation Agent, and the lenders named therein (the "Lenders"). The Amended and Restated Credit Agreement amends and restates in its entirety Martek’s existing revolving credit facility established pursuant to the Loan and Security Agreement dated January 26, 2004, as amended (the "Existing Credit Agreement"). The key modifications to Martek’s Existing Credit Agreement include, among other things, (i) increasing the available borrowings under the revolving line of credit from $100 million to $135 million, (ii) extending the maturity date from February 1, 2007 until September 1, 2010, (iii) decreasing the applicable percentage rates and commitment fees on borrowings and (iv) amending certain covenants so that the covenants are reduced in number and are less restrictive on Martek.

Borrowings under the Amended and Restated Credit Agreement bear interest at a per annum rate equal to the base rate plus the applicable margin or, at Martek’s option, at the LIBOR for the applicable selected interest period plus the applicable margin. The applicable margin is determined based on Martek’s leverage ratio and can range from 0.00% to 0.250% for base rate borrowings and from 1.00% to 1.750% for LIBOR borrowings. The base borrowing rate is equal to the higher of (i) the federal funds rate plus 50 basis points or (ii) the prime rate of the Administrative Agent.

As under the Existing Credit Agreement, Martek’s obligations under the Amended and Restated Credit Agreement are secured by certain collateral including Martek’s accounts receivables and inventory, and all capital stock of Martek’s subsidiaries. The financial covenants under the Amended and Restated Credit Agreement include maintenance of a minimum interest coverage ratio (3.0 to 1.0 measured as of the last day of each fiscal quarter) and a maximum leverage ratio (2.75 to 1.0 through July 30, 2006 and 2.50 to 1.0 from July 31, 2006 until maturity). Negative covenants restrict the ability of Martek to (among other things) encumber assets, incur indebtedness, pay dividends, and form or acquire subsidiaries. The obligations of Martek under the Amended and Restated Credit Agreement may be accelerated upon the occurrence of specified events of default.

As of September 30, 2005, Martek had outstanding borrowings of $55 million ($59.5 million outstanding as of July 31, 2005) under its Existing Credit Agreement, which became obligations under the Amended and Restated Credit Agreement. The foregoing description of the Amended and Restated Credit Agreement is qualified in its entirety by the Amended and Restated Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

In connection with the execution and delivery of the Amended and Restated Credit Agreement, Martek and its two wholly-owned subsidiaries, Martek Biosciences Boulder Corporation ("Martek Boulder") and Martek Biosciences Kingstree Corporation ("Martek Kingstree") entered into a Second Modification Agreement with the Administrative Agent and the Lenders effective as of September 30, 2005, pursuant to which the parties agreed (among other things) to amend, modify and restate in its entirety the Existing Credit Agreement as the Amended and Restated Credit Agreement and Martek Boulder and Martek Kingstree reaffirmed their obligations under their respective guaranty and security agreements for the benefit of the Administrative Agent and the Lenders. The foregoing description of the Second Modification Agreement is qualified in its entirety by the Second Modification Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

An affiliate of M&T, M&T Credit Services, LLC ("M&T Credit"), is a party to that certain Master Equipment Lease by and between Martek Kingstree and M&T Credit filed as Exhibit 10.45 to Martek’s Annual Report on Form 10-K for the year ended October 31, 2004.

Item 1.02 Termination of a Material Definitive Agreement.

The description in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K, related to the termination of the Existing Credit Agreement in connection with the Amended and Restated Credit Agreement is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K related to the Amended and Restated Credit Agreement is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amended and Restated Loan and Security Agreement by and among Martek Biosciences Corporation, a Delaware corporation, as Borrower, and the Lenders party thereto and Manufacturers and Traders Trust Company, as Administrative Agent and Sole Book Runner, and Bank of America, NA, as Syndication Agent, and SunTrust Bank, as Documentation Agent, dated September 30, 2005 (which includes the Form of Revolving Loan Promissory Note (Exhibit 2.1.1. to the Amended and Restated Loan and Security Agreement), the Form of Guaranty Agreement (Exhibit 3.8(a) to the Amended and Restated Loan and Security Agreement), the Form of Security Agreement from Guarantors (Exhibit 3.8(b) to the Amended and Restated Loan and Security Agreement), Form of Stock Pledge Agreement (Exhibit 3.9 to the Amended and Restated Loan and Security Agreement) and Form of Lender Assignment and Acceptance Agreement (Exhibit 10.1.2.(c) to the Amended and Restated Loan and Security Agreement).

10.2 Second Modification Agreement effective as of September 30, 2005 by and between Manufacturers and Traders Trust Company, as Administrative Agent, the lenders named therein, Martek Biosciences Corporation, Martek Biosciences Boulder Corporation, and Martek Biosciences Kingstree Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Martek Biosciences Corporation

October 6, 2005	By:	/s/ Peter L. Buzy

Name: Peter L. Buzy
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Loan and Security Agreement by and among Martek Biosciences Corporation, a Delaware corporation, as Borrower, and the Lenders party thereto and Manufacturers and Traders Trust Company, as Administrative Agent and Sole Book Runner, and Bank of America, NA, as Syndication Agent, and SunTrust Bank, as Documentation Agent, dated September 30, 2005.
10.1a	Form of Revolving Loan Promissory Note (which is Exhibit 2.1.1. to the Amended and Restated Loan and Security Agreement).
10.1b	Form of Guaranty Agreement (which is Exhibit 3.8(a) to the Amended and Restated Loan and Security Agreement).
10.1c	Form of Security Agreement from Guarantors (which is Exhibit 3.8(b) to the Amended and Restated Loan and Security Agreement).
10.1d	Form of Stock Pledge Agreement (which is Exhibit 3.9 to the Amended and Restated Loan and Security Agreement).
10.1e	Form of Lender Assignment and Acceptance Agreement (which is Exhibit 10.1.2.(c) to the Amended and Restated Loan and Security Agreement).
10.2	Second Modification Agreement effective as of September 30, 2005 by and between Manufacturers and Traders Trust Company, as Administrative Agent, the lenders named therein, Martek Biosciences Corporation, Martek Biosciences Boulder Corporation, and Martek Biosciences Kingstree Corporation.